                                                                     EXHIBIT 4.1

                          [FACE OF STOCK CERTIFICATE]


                                     LOGO              See Reverse for certain
                                                       definitions and a
                                    ------             statement as to the
                                    SOMNUS             rights, preferences, and
                                    ------             restrictions of shares.
                       SOMNUS MEDICAL TECHNOLOGIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK



THIS CERTIFIES THAT                                          CUSIP 835397  10 0





IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE OF

                      SOMNUS MEDICAL TECHNOLOGIES, INC.,

a Delaware Corporation (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:



  /s/ Robert E. McNamara                     /s/  Stuart D. Edwards
TREASURER AND CHIEF FINANCIAL OFFICER     PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                     Countersigned and registered:
                                     American Securities Transfer & Trust, Inc.
                                     P.O. Box 1595, Denver, Colorado 80201

                                     By:
                                     Transfer Agent and Registrar Authorized
                                     Signature

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                       SOMNUS MEDICAL TECHNOLOGIES, INC.

  A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


  The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________ Custodian ___________
                      (Cust)                (Minor)
                    under Uniform Gifts to Minors
                    Act______________________________
                               (State)

UNIF TRF MIN ACT -  ___________ Custodian (until age__________)
                      (Cust)

                    __________________under Uniform Transfers
                         (Minor)

                    to Minors Act_____________________________
                                           (State)


Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ----------------------------------



                        --------------------------------------------------------
                Notice: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:





By

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS OR CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15.